                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2002

                              --------------------

                          NEWFIELD EXPLORATION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                      1-12534               72-1133047
  (State or other jurisdiction         Commission File        (I.R.S. Employer
of incorporation or organization)          Number)           Identification No.)


           363 N. SAM HOUSTON
         PARKWAY E., SUITE 2020
             HOUSTON, TEXAS                                         77060
(Address of principal executive offices)                          (Zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 847-6000


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      c.  Exhibits.
             99.1 Certification of the Company's Chief Executive Officer required pursuant to Section 906 of the Sarbanes-Oxley
                        Act of 2002, as submitted to the Securities and Exchange
                        Commission on August 14, 2002.

             99.2 Certification of the Company's Chief Financial Officer required pursuant to Section 906 of the Sarbanes-Oxley
                        Act of 2002, as submitted to the Securities and Exchange
                        Commission on August 14, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, Newfield Exploration Company (the "Company") submitted to the Securities and Exchange Commission the certifications of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 by its chief executive officer and chief financial officer as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


            [The remainder of this page is intentionally left blank.]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEWFIELD EXPLORATION COMPANY


                                    By: /s/ Terry W. Rathert
                                       -----------------------------------------
                                    Name:  Terry W. Rathert
                                    Title: Vice President, Chief Financial
                                           Officer and Secretary

Dated: August 14, 2002



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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
   99.1        Certification of the Company's Chief Executive Officer
               required pursuant to Section 906 of the Sarbanes-Oxley Act of
               2002, as submitted to the Securities and Exchange Commission on August 14, 2002.

   99.2 Certification of the Company's Chief Financial Officer required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as submitted to the Securities and Exchange Commission on August 14, 2002.